Borrowings (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Borrowings
Amounts due within one year	$ 109,673	$ 115,572
Less: unamortized deferred loan issuance costs	(4,765)	(5,750)
Borrowings - current portion	104,908	109,822
Amounts due after one year	1,195,241	1,250,059
Less: unamortized deferred loan issuance costs	(14,606)	(13,857)
Borrowings - non-current portion	1,180,635	1,236,202
Total	$ 1,285,543	$ 1,346,024